Related Parties	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Parties

NOTE 17 - RELATED PARTIES

A.	On July 30, 2018, the Company’s Board of Directors resolved that Dr. Herman Weiss will cease to serve as the Company’s current Chairman of the Board of Directors and appointed him as the Company’s Chief Executive Officer, effective immediately. Additionally, in conjunction with the appointment of Dr. Weiss as Chief Executive Officer, Rami Zigdon, the Company’s previous Chief Executive Officer, left his position but was appointed as the Company’s Chief Business Officer and will continue serving as a member of the Company’s Board of Directors.

On March 25, 2019, the Company’s Compensation Committee and Board of Directors have approved the following compensation package for Dr. Weiss, to be retroactive to August 1, 2018:

●	Salary: NIS 47,840 per month

●	Bonus: Annual performance bonus of up to 35% of annual salary + 1% additional options, linked to the achievement of performance goals to be established by the Board of Directors each year.

●	Equity: The Company will grant the CEO options to purchase 5% of the Company’s issued and outstanding shares as of March 25, 2019, at an exercise price equal to the fair market value of the Company’s shares on the date of grant, in accordance with the following vesting schedule:

○	25% will vest on grant

○	25% will vest on the consummation of the Company’s planned public offering (the “Public Offering Date”)

○	25% will vest quarterly in the first year following the Public Offering Date

○	25% will vest quarterly in the second year following the Public Offering Date

●	Notice Period: 3 months

●	Severance Payments: 6 months’ salary following effective date of termination

●	Change in Control Payment: In the event the CEO is terminated due to a change of control, the Company will pay the CEO 12 months’ salary (instead of the 6 months’ salary) following the effective date of termination.

●	Change in Control Acceleration: In the event of a change of control transaction following the Public Offering Date vesting will be accelerated, and all of the options will become fully vested.

On April 29, 2019 (the “Commitment Date”), the Company held its Annual General Meeting of Shareholders, at which the shareholders of the Company approved inter alia the compensation package for Dr. Weiss.

For the years ended December 31, 2019 and 2018, the Company recorded expenses with respect to the aforesaid compensation package OF Dr. Herman Weiss for his services as the Chief Executive Officer in total amount of $463,582 ($207,541 out of which as stock-based compensation (see also Note 11)) and $82,967, respectively.

On January 5, 2020, the Company appointed Mr. Gerald Commissiong as Chief Executive Officer and Director of the Company effective immediately. Additionally, in conjunction with the appointment of Mr. Commissiong as Chief Executive Officer, Dr. Herman Weiss left his position as the Company’s previous Chief Executive Officer and will focus solely on his new role as Chairman of the Board. See also Note 18B.

B.	Crow Technologies 1977 Ltd., a company engaged in the manufacturing of plastics and electronic components, has an exclusive right to manufacture products for the Company (and any component of the products) for a price that is higher by 50% to that of the market prices of manufacturing such products or components in Israel. As of the date hereof, Crow Technologies has not exercised its exclusive right. The products of the Company do not have any electronic parts. While the Company’s products developed through the current date, do have plastic parts, the cost of these parts approximate $0.10 per unit. The Company believes that the exclusive right held by Crow Technologies is immaterial to the ultimate price for which the Company will sell its products or even the overall estimated cost of production of its products.

C.	With respect to Reseller Agreement with Care G.B. Plus Ltd. which is also the Company’s shareholder - see also Note 9E.